CMA CONNECTICUT
MUNICIPAL MONEY FUND



Semi-Annual Report

September 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.



CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                              #16055 -- 9/97



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Printed on post-consumer recycled paper



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TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1997, CMA Connecticut
Municipal Money Fund paid shareholders a net annualized yield of 2.95%*. As of September 30, 1997, the Fund's 7-day yield was 3.15%.

Investment Outlook and Strategy
During the six months ended September 30, 1997, we maintained an average portfolio maturity in the 55-day -- 70-day range. Our strategy for the six-month period focused on several areas of holdings. First, we repurchased $23 million in one-year mandatory put bonds with June and July 1998 maturities, extending the Fund's average portfolio maturity from the 55-day range to the 65-day range by the middle of the period. Second, we made several purchases in the short-term municipal note market, maintaining our holdings at approximately 20% of net assets. Diversification remained one of our priorities, and these purchases allowed us to increase the Fund's diversity while providing high credit quality and an attractive yield. Finally, the short-term municipal market experienced several periods of heightened issuance, which strongly influenced the direction of short-term municipal interest rates and our investment strategy. During these periods, the yields on variable rate demand products moved to very attractive levels as the market tried to absorb this additional issuance. In light of this, we chose to reduce our commercial paper holdings while increasing our holdings in the variable rate sector by 10% of net assets to seek to take advantage of the higher yields.

During the six-month period ended September 30, 1997, Connecticut lawmakers approved several key pieces of legislation including a new two-year budget and a $1.3 billion bond package. The $21.1 billion budget included $400 million in tax cuts over the next two years.
Income, property and gasoline taxes are all to be reduced under the agreement. The bond package authorized spending in several areas including transportation, infrastructure and public transportation.
The state comptroller projects that the state will end fiscal year
1997 with a $255 million surplus in the general fund and a $110 million surplus in the transportation fund. In addition, despite recently enacted tax cuts, personal income tax receipts were running
7.3% above the previous year's level. Finally, short-term municipal issuance within the state of Connecticut increased to $355.4 million from $113.7 million during the six-month period ended March 31, 1997.

Looking ahead, in the upcoming months we expect municipal supply to once again influence short-term interest rates and our investment strategy. Several issuers, including New York City and the states of New Jersey and Pennsylvania, are expected to access the market. The market's ability to digest this supply will be important in determining the direction of interest rates. We also expect technical factors associated with year-end broker/dealer inventory concerns and January money inflows to affect the shape of the short-term yield curve during this time.

In Conclusion
We appreciate your continued interest in CMA Connecticut Municipal
Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,


/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/STEVEN T. LEWIS
Steven T. Lewis
Vice President and Portfolio Manager

October 24, 1997


* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



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CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997                                                                 (in Thousands)

                         Face                                                                                         Value
State                   Amount                                   Issue                                              (Note 1a)

Connecticut --          $3,740          Avon, Connecticut, BAN, UT, 3.75% due 1/15/1998                              $3,742
80.7%                    4,735          Bethel, Connecticut, BAN, UT, 4% due 7/10/1998                                4,742
                        25,350          Connecticut State Development Authority, Health Care Revenue Bonds
                                        (Corporate Independent Living Project), VRDN, 4% due 7/01/2015 (a)           25,350
                         5,420          Connecticut State Development Authority, IDA (Sealectro Corporation
                                        Project), 4.55% due 12/01/1997                                                5,420
                                        Connecticut State Development Authority, PCR, Refunding, VRDN (a):
                           300          (Connecticut Light & Power Co. Project), AMT, Series B, 4% due 9/01/2028        300
                        21,450          (Connecticut Light & Power Co. Project), Series A, 4% due 9/01/2028          21,450
                         1,000          (United Illuminating Co. Project), 4% due 6/01/2026                           1,000
                        18,100          (Western Massachusetts Electric Co.), Series A, 3.90% due 9/01/2028          18,100
                         8,000          Connecticut State Development Authority Revenue Bonds (Solid Waste
                                        Project), VRDN, AMT, 3.70% due 8/01/2023 (a)                                  8,000
                        24,700          Connecticut State, GO, UT, VRDN, Series B, 4.05% due 5/15/2014 (a)           24,700
                                        Connecticut State, HFA (Housing Mortgage Finance Program), AMT, CP,
                                        Series D:
                         4,500          3.90% due 10/01/1997                                                          4,500
                         3,445          3.70% due 10/08/1997                                                          3,445
                         4,500          3.85% due 10/10/1997                                                          4,500
                         4,505          3.75% due 10/23/1997                                                          4,505
                         4,450          3.85% due 11/07/1997                                                          4,450
                                        Connecticut State Health and Educational Facilities Authority Revenue
                                        Bonds:
                         1,000          (Sharon Hospital Issue), VRDN, Series A, 3.90% due 7/01/2027 (a)              1,000
                         2,815          (Yale-New Haven Hospital), Series E, 3.80% due 6/01/1998 (b)                  2,815
                         2,500          (Yale University), CP, Series P, 3.55% due 10/06/1997                         2,500
                         4,000          (Yale University), CP, Series P, 3.55% due 10/08/1997                         4,000
                         3,500          (Yale University), CP, Series P, 3.55% due 10/09/1997                         3,500
                         3,000          (Yale University), CP, Series P, 3.60% due 10/16/1997                         3,000
                         3,300          (Yale University), CP, Series P, 3.55% due 11/12/1997                         3,300
                         3,200          (Yale University), CP, Series P, 3.55% due 11/14/1997                         3,200
                         3,500          (Yale University), CP, Series P, 3.60% due 11/19/1997                         3,500
                                        Connecticut State Municipal Electric Energy Cooperative, Power Supply
                                        System Revenue Bonds, CP, Series A:
                         1,500          3.45% due 10/10/1997                                                          1,500
                         1,500          3.40% due 10/14/1997                                                          1,500
                         1,700          3.45% due 10/14/1997                                                          1,700
                         1,500          3.50% due 10/28/1997                                                          1,500
                         1,500          3.65% due 12/01/1997                                                          1,500
                                        Connecticut State Refunding (Economic Recovery Notes), UT:
                         1,000          5% due 12/15/1997                                                             1,003
                         7,240          5% due 6/15/1998                                                              7,301
                                        Connecticut State Special Assessment Unemployment Compensation, Advanced
                                        Fund Revenue Bonds:
                        19,900          (Connecticut Unemployment), Series C, 3.90% due 7/01/1998 (b)                19,900
                         1,600          Series A, 4.10% due 11/15/1997 (c)                                            1,601
                        13,700          Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                                        Infrastructure), VRDN, Second Lien, Series 1, 4.10% due 12/01/2010 (a)       13,700
                         3,790          Danbury, Connecticut, BAN, UT, 3.75% due 2/09/1998                            3,792
                         8,000          Eagle Tax-Exempt Trust, Connecticut State, VRDN, Series 94, Class 071,
                                        4.18% due 8/15/2012 (a)                                                       8,000
                                        East Haven, Connecticut, BAN, UT:
                         6,000          4.25% due 7/15/1998                                                           6,019
                         1,500          4% due 9/01/1998                                                              1,502
                         3,500          Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue
                                        Refunding Bonds (Housing-Underwood Tower Project), VRDN, 3.80% due
                                        6/01/2020 (a)(d)                                                              3,500
                         7,900          New Britain, Connecticut, BAN, 3.95% due 4/14/1998                            7,900
                         9,000          New Canaan, Connecticut, BAN, UT, 3.75% due 3/10/1998                         9,012
                         2,500          Norwalk, Connecticut, BAN, UT, 4% due 7/15/1998                               2,504
                         5,000          Stamford, Connecticut, BAN, UT, 4% due 4/01/1998                              5,010
                         8,400          Stamford, Connecticut, Housing Authority Revenue Bonds (Morgan Street
                                        Project), VRDN, AMT, 4.10% due 8/01/2024 (a)                                  8,400
                        12,200          Trumbull, Connecticut, BAN, UT, 3.75% due 1/21/1998                          12,206
                         4,500          Westport, Connecticut, BAN, UT, Series A, 4% due 6/26/1998                    4,510
                         3,000          Windsor Locks, Connecticut, GO, 3.75% due 10/15/1997                          3,000

Puerto Rico --                          Eagle Tax-Exempt Trust, VRDN (a):
18.2%                    9,900          Puerto Rico Housing Finance Corp., 3.70% due 10/01/2011                       9,900
                         7,200          Puerto Rico M/F Mortgage, Series C, 3.70% due 10/01/2011                      7,200
                                        Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
                         6,250          CP, 3.60% due 10/01/1997                                                      6,250
                         6,250          CP, 3.75% due 12/04/1997                                                      6,250
                         2,200          Refunding, VRDN, 3.70% due 12/01/2015 (a)                                     2,200
                         5,600          Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                                        Revenue Bonds, VRDN, Series X, 3.70% due 7/01/1999 (a)                        5,600
                        10,000          Puerto Rico Electric Power Authority, Power Revenue Bonds, VRDN, 3.90%
                                        due 7/01/2022 (a)(e)                                                         10,000
                                        Puerto Rico Industrial, Medical and Environmental Pollution Control
                                        Facilities Financing Authority Revenue Bonds:
                         1,850          3.80% due 9/01/1998                                                           1,852
                         3,600          CP, 3.65% due 11/07/1997                                                      3,600
                         3,200          CP, 3.75% due 11/07/1997                                                      3,200
                         2,750          Series A, 3.75% due 12/01/1997                                                2,751
                                        Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                                        Control Facilities Financing Authority, Higher Education Revenue Bonds,
                                        CP, Series A:
                         3,100          3.80% due 10/08/1997                                                          3,100
                         3,100          3.95% due 10/10/1997                                                          3,100
                                                                                                                  ---------

                                        Total Investments (Cost -- $352,582*) -- 98.9%                              352,582

                                        Other Assets Less Liabilities -- 1.1%                                         3,869
                                                                                                                  ---------
                                        Net Assets -- 100.0%                                                       $356,451
                                                                                                                  =========

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1997.
(b) FGIC Insured.
(c) AMBAC Insured.
(d) FSA Insured.
(e) MBIA Insured.
 *  Cost for Federal income tax purposes.

    See Notes to Financial Statements.

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

Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT  Alternative Minimum Tax (subject to)                    IDA   Industrial Development Authority
BAN  Bond Anticipation Notes                                 M/F   Multi-Family
CP   Commercial Paper                                        PCR   Pollution Control Revenue Bonds
GO   General Obligation Bonds                                UT    Unlimited Tax
HFA  Housing Finance Agency                                  VRDN  Variable Rate Demand Notes




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


CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1997

Assets:
Investments, at value (identified cost -- $352,581,844) (Note 1a)                                                $352,581,844
Cash                                                                                                                  487,348
Receivables:
Interest                                                                                         $2,195,799
Securities sold                                                                                   1,500,986         3,696,785
                                                                                              -------------
Prepaid registration fees and other assets (Note 1d)                                                                   17,215
                                                                                                                -------------
Total assets                                                                                                      356,783,192
                                                                                                                -------------

Liabilities:
Payables:
Investment adviser (Note 2)                                                                         160,275
Distributor (Note 2)                                                                                 82,121           242,396
                                                                                              -------------
Accrued expenses and other liabilities                                                                                 90,051
                                                                                                                -------------
Total liabilities                                                                                                     332,447
                                                                                                                -------------

Net Assets                                                                                                       $356,450,745
                                                                                                                =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                             $35,662,818
Paid-in capital in excess of par                                                                                  320,965,357
Accumulated realized capital losses -- net (Note 4)                                                                  (177,430)
                                                                                                                -------------

Net Assets -- Equivalent to $1.00 per share based on 356,628,175 shares of beneficial
interest outstanding                                                                                             $356,450,745
                                                                                                                =============

See Notes to Financial Statements.

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


CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                           $6,133,608

Expenses:
Investment advisory fees (Note 2)                                                                  $840,422
Distribution fees (Note 2)                                                                          207,221
Accounting services (Note 2)                                                                         30,086
Professional fees                                                                                    27,056
Registration fees (Note 1d)                                                                          25,179
Transfer agent fees (Note 2)                                                                         23,505
Custodian fees                                                                                       16,929
Printing and shareholder reports                                                                      8,006
Pricing fees                                                                                          2,557
Trustees' fees and expenses                                                                           1,439
Other                                                                                                 2,107
                                                                                              -------------
Total expenses                                                                                                      1,184,507
                                                                                                                -------------
Investment income -- net                                                                                            4,949,101
Realized Loss on Investments -- Net (Note 1c)                                                                         (35,947)
                                                                                                                -------------
Net Increase in Net Assets Resulting from Operations                                                               $4,913,154
                                                                                                                =============

See Notes to Financial Statements.

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


CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Six           For the
                                                                                               Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                            Sept. 30, 1997     March 31, 1997

Operations:
Investment income -- net                                                                        $4,949,101         $8,580,599
Realized loss on investments -- net                                                                (35,947)            (7,261)
                                                                                             -------------      -------------
Net increase in net assets resulting from operations                                             4,913,154          8,573,338
                                                                                             -------------      -------------

Dividends to Shareholders (Note 1e):
Investment income -- net                                                                        (4,949,101)        (8,579,669)
                                                                                             -------------      -------------
Net decrease in net assets resulting from dividends to shareholders                             (4,949,101)        (8,579,669)
                                                                                             -------------      -------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                               679,831,647      1,090,795,423
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                        4,949,152          8,579,691
                                                                                             -------------      -------------
                                                                                               684,780,799      1,099,375,114
Cost of shares redeemed                                                                       (668,224,856)    (1,072,800,492)
                                                                                             -------------      -------------
Net increase in net assets derived from beneficial interest transactions                        16,555,943         26,574,622
                                                                                             -------------      -------------

Net Assets:
Total increase in net assets                                                                    16,519,996         26,568,291
Beginning of period                                                                            339,930,749        313,362,458
                                                                                             -------------      -------------
End of period                                                                                 $356,450,745       $339,930,749
                                                                                             =============      =============

See Notes to Financial Statements.

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


CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

                                                         For the
The following per share data and ratios have been       Six Months
derived from information provided in the financial        Ended
statements.                                              Sept. 30,               For the Year Ended March 31,
                                                            1997          1997          1996          1995           1994
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period                        $1.00         $1.00         $1.00         $1.00          $1.00
                                                       ----------    ----------    ----------    ----------     ----------
Investment income -- net                                      .01           .03           .03           .03            .02
                                                       ----------    ----------    ----------    ----------     ----------
Total from investment operations                              .01           .03           .03           .03            .02
                                                       ----------    ----------    ----------    ----------     ----------
Less dividends from investment income -- net                 (.01)         (.03)         (.03)         (.03)          (.02)
                                                       ----------    ----------    ----------    ----------     ----------
Net asset value, end of period                              $1.00         $1.00         $1.00         $1.00          $1.00
                                                       ==========    ==========    ==========    ==========     ==========

Total Investment Return                                      2.95%*        2.81%         3.01%         2.54%          1.77%
                                                       ==========    ==========    ==========    ==========     ==========

Ratios to Average Net Assets:
Expenses                                                      .70%*         .71%          .72%          .71%           .70%
                                                       ==========    ==========    ==========    ==========     ==========
Investment income -- net                                     2.95%*        2.76%         2.97%         2.53%          1.76%
                                                       ==========    ==========    ==========    ==========     ==========

Supplemental Data:
Net assets, end of period (in thousands)                 $356,451      $339,931      $313,362      $260,398       $250,038
                                                       ==========    ==========    ==========    ==========     ==========

* Annualized.

  See Notes to Financial Statements.

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CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $138,000, of which $69,000 expires in 2000, $30,000 expires in 2001, $10,000 expires in 2002, $27,000 expires in 2003 and $2,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

Officers and Trustees
Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Donald C. Burke -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO
  [(800) 262-4636].